UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2007

Date of Report (Date of earliest event reported)

EASTBRIDGE INVESTMENT GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	0-52282	86-1032927
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

2101 East Broadway Street, Unit 30, Tempe, Arizona 85282

(Address of principal executive offices)

(480) 966 2020

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 30, 2007, the Audit Committee of our Board of Directors dismissed Jaspers + Hall, P.C. (“Jaspers & Hall”) as our independent registered public accounting firm. Thereafter, on July 30, 2007, we retained the services of Jewett, Schwartz, Wolfe & Associates (“Wolfe & Associates”) as our new independent registered public accounting firm.

Jaspers & Hall’s reports on our financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty or audit scope, except that the reports included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

During the two years ended December 31, 2006 and 2005 and the interim period from January 1, 2007 through June 22, 2007, there were: (i) no disagreements with Jaspers & Hall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Jaspers & Hall’s satisfaction, would have caused Jaspers & Hall to make reference thereto in its reports on the financial statements for such years and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-B.

During the two years ended December 31, 2006 and during the interim period from January 1, 2007 through June 22, 2007, we did not, nor did anyone on our behalf, consult with Wolfe & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that Wolfe & Associates  might render on our financial statements, and neither a written report nor oral advice was provided to us by Wolfe & Associates that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was a subject of a “disagreement” or a “reportable event”, as such terms are defined in Item 304 of Regulation S-B.

Prior to engaging Wolfe & Associates, Wolfe & Associates has not provided the Company with either written or oral advice that was an important factor considered by us in reaching a decision to change our independent registered public accounting firm from Jaspers & Hall to Wolfe & Associates.

We have authorized Jaspers & Hall to respond fully to inquiries concerning any matters discussed above of our new independent accountants in connection with the retention of such firm. We have provided Jaspers & Hall with a copy of the above statements and requested that Jaspers & Hall furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report:

16.1

Letter Jaspers + Hall, P.C. addressed to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 3, 2007

/s/ Keith Wong

Keith Wong

Chief Executive Officer